IRONWOOD SERIES TRUST

Ironwood Isabelle Small Company Stock Fund

Supplement dated December 30, 2008 to the Prospectus dated April 1, 2008 and as supplemented June 13, 2008 and November 12, 2008

On December 30, 2008, the Board of Trustees (the “Board”) of Ironwood Series Trust (the “Trust”) approved a plan to liquidate and terminate the Ironwood Isabelle Small Company Stock Fund (“Fund”), upon recommendation by Ironwood Investment Management, LLC (“Adviser”), the manager to the Trust. Given the limited number of shareholders currently in the Fund and the anticipated growth of the shareholder base, the Adviser does not believe that it can continue to operate the Fund in a cost effective manner. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases or exchanges into the Fund on or about December 31, 2008. The Fund will begin its process of winding up and liquidating and as soon as reasonably possible but no later than February 28, 2008, the Fund will liquidate its assets. Following liquidation, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund will terminate.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact a Fund customer service representative at (800) 472-6114.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.